August 22, 2001

                      DREYFUS VARIABLE INVESTMENT FUND

                        INTERNATIONAL EQUITY PORTFOLIO

                           SUPPLEMENT TO PROSPECTUS

                               DATED MAY 1, 2001

     On August 16, 2001, the Fund's shareholders approved a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between Dreyfus and Newton Capital Management Limited ("Newton"), an affiliate of Dreyfus, located at 71 Queen Victoria Street, London, EC4V 4DR, England, with respect to the International Equity Portfolio (the "Portfolio"). The management fee payable to Dreyfus by the Portfolio, will remain at the annual rate of 0.75% of the value of the Portfolio' s average daily net assets.

     Under the Sub-Investment Advisory Agreement and subject to Dreyfus' supervision, Newton will provide investment advisory assistance and day-to-day management of the Portfolio's investments. Effective on or about September 1, 2001, Paul Butler and Susan Ritchie will become the Portfolio's primary portfolio managers, both are directors of Newton Investment Management since 1987 and 1991, respectively.

     The Portfolio, Dreyfus, Newton, and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. Each of the Dreyfus and Newton code of ethics restricts the personal securities transactions of its employees, and requires the portfolio managers and other investment personnel to comply with the code's pre-clearance and disclosure procedures. Its primary purpose is to ensure that personal trading by employees of Dreyfus or Newton does not disadvantage any fund managed by Dreyfus or Newton, as the case may be.


109s0801




                                                      August 22, 2001


                        DREYFUS VARIABLE INVESTMENT FUND-

                         INTERNATIONAL EQUITY PORTFOLIO

                Supplement to Statement of Additional Information

                                      Dated

                                   May 1, 2001

      On August 16, 2001, the Fund's shareholders approved a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between Dreyfus and Newton Capital Management Limited ("Newton"), an affiliate of Dreyfus, located at 71 Queen Victoria Street, London, EC4V 4DR, England, with respect to the International Equity Portfolio (the "Portfolio"). The management fee payable to Dreyfus by the Portfolio will remain at the annual rate of 0.75% of the value of the Portfolio's average daily net assets. Under the Sub-Advisory Agreement, Dreyfus will compensate Newton for its services as follows from the management fee Dreyfus receives from the Portfolio:

                                    Annual Fee as a Percentage

      AVERAGE DAILY NET ASSETS            OF AVERAGE DAILY NET ASSETS

      0 to $100 million                        0.35 of 1%
      $100 million to $1 billion               0.30 of 1%
      $1 billion to $1.5 billion               0.26 of 1%
      $1.5 billion or more                     0.20 of 1%

      Under the Sub-Investment Advisory Agreement and subject to Dreyfus' supervision, Newton will provide investment advisory assistance and day-to-day management of the Portfolio's investments. Effective on or about September 1, 2001, Paul Butler and Susan Ritchie will become the Portfolio's primary portfolio managers; both are directors of Newton Investment Management since 1987 and 1991, respectively.

      The Portfolio, Dreyfus, Newton, and Dreyfus Service Corporation (the portfolio's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. Each of the Dreyfus and Newton code of ethics restricts the personal securities transactions of its employees, and requires the portfolio managers and other investment personnel to comply with the code's pre-clearance and disclosure procedures. Its primary purpose is to ensure that personal trading by employees of Dreyfus or Newton does not disadvantage any fund managed by Dreyfus or Newton, as the case may be.